POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
S. Heenan and Robert L. Walker his attorneys in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of April, 1999.


                                            /s/ John F. Barrett
                                            John F. Barrett

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of April, 1999.


                                           /s/ Donald A. Bliss
                                           Donald A. Bliss

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of April, 1999.


                                          /s/ James N. Clark
                                          James N. Clark

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1999.


                                                /s/ Dr. Lawrence C. Hawkins
                                                Dr. Lawrence C. Hawkins

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1999.


                                               /s/ Dr. J. Harold Kotte
                                               Dr. J. Harold Kotte

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1999.


                                               /s/ Eugene P. Ruehlmann
                                               Eugene P. Ruehlmann

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1999.


                                             /s/ Thomas L. Williams
                                             Thomas L. Williams

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of April, 1999.


                                                 /s/ William J. Williams
                                                 William J. Williams

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1999.


                                               /s/ George H. Walker
                                               George H. Walker

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1999, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Robert L. Walker, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 30, 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1999.


                                               /s/ Rev. James E. Hoff, S.J.
                                               Rev. James E. Hoff, S.J.